Exelis Inc.
2012 Credit Suisse Aerospace & Defense Investor Conference
David F. Melcher, Chief Executive Officer & President
Peter Milligan, Chief Financial Officer and Senior Vice President
November 28, 2012
Exhibit 99.1

SAFE
HARBOR
STATEMENT
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the “Act”): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, statements about the separation of the Company from ITT Corporation, the terms and the effect of the separation, the nature and impact of such a separation, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,”
“plan,” “believe,” “target” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements.  Factors that could cause results to differ materially from those anticipated include, but are not limited to:
In addition, there are risks and uncertainties relating to our separation from ITT Corporation including whether those transactions will result in any tax liability, the operational and financial profile of the Company or any of its businesses after giving effect to the separation, and the ability of the Company to operate as an independent entity.
The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in Exelis Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and those described from time to time in our future reports filed with the Securities and Exchange Commission.
Our dependence on the defense industry and the business risks peculiar to that industry, including changing priorities or reductions in the U.S. Government or international defense budgets;
Government regulations and compliance therewith, including
changes to the Department of Defense procurement process;
Our international operations, including sales to foreign customers;
Competition, industry capacity and production rates;
Misconduct of our employees, subcontractors, agents and business partners;
The level of returns on postretirement benefit plan assets and potential employee benefit plan contributions and other
employment and pension matters;
Changes in interest rates and other factors that affect earnings and cash flows;
The mix of our contracts and programs, our performance, and our ability to control costs;
Governmental investigations;
Our level of indebtedness and our ability to make payments on or service our indebtedness;
Subcontractor performance;
Economic and capital markets conditions;
The availability and pricing of raw materials and components;
Ability to retain and recruit qualified personnel;
Protection of intellectual property rights;
Changes in technology;
Contingencies related to actual or alleged environmental contamination, claims and concerns;
Security breaches and other disruptions to our information technology and operations; and
Unanticipated changes in our tax provisions or exposure to additional income tax liabilities.

EXELIS –
INVESTMENT HIGHLIGHTS
Diversified portfolio with
attractive positions in
enduring market segments
Mission-critical and affordable
ready-now solutions
Proven record of solid program
performance and operational
excellence
Large fielded base and platform-
agnostic solutions drive
sustainable revenue

(1) See Appendix for non-GAAP reconciliations.
Diversified portfolio, strong cost controls,
Diversified portfolio, strong cost controls,
and solid FCF
and solid FCF
2012 Guidance
Revenue $5.4B - $5.5B
Adj. Operating Margin
(1)
10.6% - 10.8%
Adj. Earnings per Share
(1)
$1.80 - $1.86

2011
REVENUE
BY
CUSTOMER
AND
CONTRACT
TYPE

Cost
Plus
55%
Fixed
Price
45%
Army
39%
Intel,
Special
Ops,
Other
DOD  2%
Navy
12%
Air Force
15%
International,
Other Non-DoD,
NASA,
Commercial, FAA
32%
CUSTOMERS CONTRACT TYPE
CONTRACT POSITION
Customer and contract diversity provides
Customer and contract diversity provides
sustainability and mitigates against downside risk
sustainability and mitigates against downside risk
Sub
20%
Prime  80%
2011 Revenue  $5.8B
2011 Revenue  $5.8B

We are among the most agile C4ISR, aerospace, and information & technical services provider with deep customer knowledge and technology expertise to deliver affordable, mission-critical products and services.
Information & Technical Services (I&TS) C4ISR Electronics & Systems
>
Electronic warfare
>
Unmanned ISR
>
Force protection
>
Networked
communications
>
Radar
>
Composite structures
>
Reconnaissance &
surveillance
>
Acoustic systems
Information Systems
Mission Systems
Geospatial Systems Electronic Systems
>Airborne situational
awareness
>Information
exploitation
>Space -based
satellite imaging
>Weather & climate
monitoring
>
GPS
>
Night vision
>
Power solutions
>Information -enabled
mission solutions
>High -end engineering
services
>Air traffic management
systems
>Commercial aviation
solutions
>
Satellite ground
systems
>
Spectrum management
>
Space, ground & range
operations, sustainment,
upgrade & modernization
AGILITY AND INGENUITY FOR THE
21
CENTURY
ST
>
Global-base
operations and
infrastructure
support
>Battlefield network
communications &
information support
>Worldwide logistics
& deployment
support
>
Ground vehicle &
equipment
maintenance

STRATEGIC
GROWTH
PLATFORMS
GUIDE
INVESTMENTS

Leverage deep technical expertise in
the electro-magnetic spectrum to
provide specialized systems and
components for critical missions
Provide key solutions in image
analysis, processing, exploitation
and dissemination
Design, build, operate and sustain
large, specialized and secure
communications networks for
customers for whom outages
are high-risk
Electronic
Warfare
Critical
Networks
Sensors to
Decisions
Invest and grow integrated
aerostructures assemblies
capabilities
Aerostructures

2012 PERFORMANCE
(1) Free Cash Flow = Cash Flow from Operations less Capital Expenditures plus Separation Costs. Does not include dividend payments.
For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors 7
Performance in line with expectations
Performance in line with expectations
On track to achieve 2012 guidance
On track to achieve 2012 guidance
Revenue trending to high end of guidance range
Generated $167 of Free Cash Flow
(1)
in Q3
Positioning to perform in tighter U.S. DoD budget outlook
Key contract vehicles in place
Global Tactical Advanced Communications Systems (GTAC)
Enhanced Army Global Logistics Enterprise (EAGLE) Program
Adaptive Persistent Awareness System (APAS)

LOOKING AHEAD TO
2013
Positioning for greater flexibility in uncertain budget
environment
Anticipating pension headwind in 2013
Focused on cash generation - managing cash obligations

Continue to deliver innovative, differentiated
Continue to deliver innovative, differentiated
and ready-now solutions
and ready-now solutions

9

APPENDIX

RECONCILIATION
OF
NON-GAAP
MEASURES
Management reviews key performance indicators including revenue, segment operating income and margins, orders growth, and backlog, among other metrics on a regular basis. In addition, we consider certain additional measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including, but not limited to, acquisitions, and debt repayment. These metrics, however, are not measures of financial performance under accounting principles generally accepted in the United States of America (GAAP) and should not be considered a substitute for sales, operating income, income from continuing operations, or net cash from continuing operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:
“adjusted net income” defined as net income, adjusted to exclude items that include, but are not limited to significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non-operating items and non-operating tax settlements or adjustments. A reconciliation of adjusted net income is provided below.

($ million, except per share) Q3 2012 Q3 2011 YTD Q3 2012 YTD Q3 2011
Net Income 88 101 244 262
Separation Costs, net of tax 4                 6 19                     15
Reversal of Separation Related Tax Receivable Write-down (4)               -            (4)                     -
Separation Related Tax Items (4)               -            -                   -
Adjusted Net Income 84 107 259 277
Net Income per fully diluted share $0.47 $0.54 $1.30 $1.40
Adjusted Net Income per fully diluted share $0.45 $0.57 $1.38 $1.48
Weighted Average Shares Outstanding, Diluted 188.7        187.1 188.3 187.1

RECONCILIATION OF NON-GAAP MEASURES
“segment adjusted operating income” defined as operating income of our two segments, adjusted to exclude items that include, but are not limited to significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non-operating items and non-operating tax settlements or adjustments. A reconciliation of segment operating income is provided below.
“segment adjusted operating margin” defined as segment adjusted operating income as defined above, divided by revenue.  A reconciliation of segment operating margin is provided below.

($ million) Q3 2012 Q3 2011 YTD Q3 2012 YTD Q3 2011
Sales 1,361        1,529       4,161              4,359
C4ISR 611            746           1,884              2,114
I&TS 750            786           2,277              2,250
Eliminations -             (3)              -                   (5)
Segment Operating Income, As Reported 143            156           426                 392
C4ISR 84              107           261                 278
I&TS 59              49             165                 114
Separation Costs 6                 9                22                     23
C4ISR 3                 6                13                     15
I&TS 3                 3                9                       8
Segment Operating Income, Adjusted 149            165           448                 415
C4ISR 87              113           274                 293
I&TS 62              52             174                 122
Segment Operating Margin, As Reported
C4ISR 13.7% 14.3% 13.9% 13.2%
I&TS 7.9% 6.2% 7.2% 5.1%
Segment Operating Margin, Adjusted
C4ISR 14.2% 15.1% 14.5% 13.9%
I&TS 8.3% 6.6% 7.6% 5.4%
Operating Margin, As Reported 10.5% 10.2% 10.2% 9.0%
Operating Margin, Adjusted 10.9% 10.8% 10.8% 9.5%

“Free cash flow” defined as GAAP cash flow from operating activities, less capital expenditures plus separation costs. This metric does not include dividend payments.

Free Cash Flow - Quarterly
Q3 QTD 2012 Q3 YTD 2012 Q2 YTD 2012
($ million)
Cash Flow From Operating Activities 207 97 (110)
Subtract
Capital Expenditures (36) (86) (50)
Free Cash Flow 171 11 (160)
Add:
Separation Costs, net of tax 4 19 15
Reversal of Separation Related Tax Receivable (4) (4) -
Reversal of Separation Related Tax Items (4) - 4
Free Cash Flow, as Adjusted 167 26 (141)
RECONCILIATION OF
NON-GAAP MEASURES

RECONCILIATION
OF
NON-GAAP
MEASURES
“Free cash flow” defined as GAAP cash flow from operating activities, less capital expenditures plus separation costs. This metric does not include dividend payments.

Free Cash Flow Year-to-Date
Q3 YTD 2012 Q3  YTD2011
($ million)
Cash Flow From Operating Activities 97 343
Subtract
Capital Expenditures (86) (55)
Free Cash Flow 11 288
Add:
Separation Costs, net of tax 19 15
Reversal Separation Tax Receivable (4) -
Separation Related Tax Items - -
Free Cash Flow, as Adjusted 26 303

RECONCILIATION
OF
NON-GAAP
MEASURES
Operating Income, Operating Margin, & EPS Guidance Mid Point
($ million, except per share) FY 2012
Sales, Guidance Mid Point Estimate 5,450
Operating Income, Guidance Mid Point Estimate 567
Separation Costs 27
Adjusted Operating Income, Guidance Mid Point Estimate 594
Operating Margin, Guidance Mid Point Estimate 10.4%
Adjusted Operating Margin, Guidance Mid Point Estimate 10.9%
Net Income, Guidance Mid Point Estimate 327
Separation Costs, net of tax 17
Adjusted Net Income, Guidance Mid Point Estimate 344
Net Income per fully diluted share, Guidance Mid Point Estimate $1.74
Adjusted Net Income per fully diluted share, Guidance Mid Point Estimate $1.83
Weighted Average number shares outstanding diluted 188.5